UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2012

SXC HEALTH SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-52073

Yukon Territory, Canada	75-2578509
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610

Lisle, Illinois 60532-3642

(Address of principal executive offices, including zip code)

(800) 282-3232

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 17, 2012, SXC Health Solutions Corp., a corporation organized under the laws of the Yukon Territory, Canada (“SXC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Catalyst Health Solutions, Inc., a Delaware corporation (“Catalyst”), SXC Health Solutions, Inc., a Texas corporation and a direct wholly-owned subsidiary of SXC (“US Corp.”), Catamaran I Corp., a Delaware corporation and a newly formed direct wholly-owned subsidiary of US Corp. (“Merger Sub”), and Catamaran II LLC, a Delaware limited liability company and a newly formed direct wholly-owned subsidiary of US Corp. (“Merger LLC”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, (i) Merger Sub will merge with and into Catalyst, with Catalyst surviving as a wholly-owned subsidiary of US Corp. (the “Merger”), and (ii) subject to the receipt of certain tax opinions on or prior to the closing date regarding the status of the Merger and the Subsequent Merger, taken together, as a reorganization and the tax-free status thereof, immediately following the completion of the Merger, the surviving corporation from the Merger will merge with and into Merger LLC (the “Subsequent Merger”), with Merger LLC surviving the Subsequent Merger and continuing as a wholly-owned subsidiary of US Corp.

Subject to the terms and conditions of the Merger Agreement, which has been approved and adopted by the boards of directors of each of SXC and Catalyst, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Catalyst (“Catalyst Common Stock”) outstanding immediately prior to the Effective Time (other than shares owned by SXC or Catalyst or any of their wholly-owned subsidiaries or shares with respect to which appraisal rights have been properly exercised) will convert into the right to receive 0.6606 of a common share (the “Exchange Ratio”), no par value per share, of SXC (“SXC Common Stock”), and $28.00 in cash (the “Merger Consideration”). No fractional shares of SXC Common Stock will be issued in the Merger, and holders of Catalyst Common Stock will receive cash in lieu of any fractional shares of SXC Common Stock.

The completion of the Merger is subject to certain conditions, including, among others, (i) approval and adoption by Catalyst stockholders of the Merger Agreement, (ii) approval by SXC stockholders of the issuance of SXC Common Stock in connection with the Merger, (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the receipt of certain governmental approvals, (iv) no court order prohibiting the transactions contemplated by the Merger Agreement, (v) no exercise of appraisal rights by more than 10% of Catalyst stockholders, (vi) the approval for listing of shares of SXC Common Stock to be issued in the Merger on the Nasdaq Stock Market and the Toronto Stock Exchange, and (vii) subject to materiality exceptions, the accuracy of the representations and warranties made by SXC, US Corp., Merger Sub and Merger LLC, on the one hand, and Catalyst, on the other hand, and compliance by SXC, US Corp., Merger Sub, Merger LLC and Catalyst with their respective obligations under the Merger Agreement. The completion of the Merger is not subject to a financing condition.

Each of SXC and Catalyst has made representations and warranties in the Merger Agreement. Each of SXC and Catalyst has agreed to certain covenants and agreements, including, among others, (i) to conduct its business in the ordinary course of business during the period between the execution of the Merger Agreement and the closing of the Merger, (ii) not to solicit alternate transactions and (iii) to call and hold a special shareholders’ meeting to approve, and to recommend that the shareholders approve, the issuance of SXC Common Stock in connection with the Merger (or, in the case of Catalyst, to recommend adoption of the Merger Agreement), in each case, subject to certain customary exceptions.

The Merger Agreement contains specified termination rights for both SXC and Catalyst. If the Merger Agreement is terminated under certain specified circumstances, Catalyst must pay SXC a termination fee of $134.5 million. If the Merger Agreement is terminated under certain other specified circumstances, SXC must pay Catalyst a termination fee of $134.5 million or, if the Merger Agreement is terminated under certain specified circumstances relating to SXC’s failure to obtain the requisite financing for the Merger, a termination fee of $281.5 million.

Subject to the receipt of certain tax opinions on or prior to the closing date, the Merger and the Subsequent Merger, considered together as a single integrated transaction for United States federal income tax purposes along with the other transactions effected pursuant to the Merger Agreement, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement also provides that, at the Effective Time, the board of directors of SXC (the “SXC Board”) will consist of the directors of the SXC Board as of immediately prior to the Effective Time and two directors mutually agreed upon by SXC and Catalyst.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby contained in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Merger Agreement, a copy of which is attached as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included in this communication to provide investors and stockholders with information regarding its terms and conditions. It is not intended to provide any other factual information about SXC, U.S. Corp., Merger Sub, Merger LLC or Catalyst or any of their respective subsidiaries. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SXC, U.S. Corp., Merger Sub, Merger LLC or Catalyst or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SXC’s or Catalyst’s public disclosures.

Debt Commitment Letter

On April 17, 2012, and in connection with entering into the Merger Agreement, SXC entered into a commitment letter (the “Debt Commitment Letter”) with J.P. Morgan Securities LLC (“JPMorgan”) and JPMorgan Chase Bank, N.A. (“JPMCB”). Under the Debt Commitment Letter, JPMorgan is authorized to act as lead arranger and bookrunner, and JPMCB is authorized to act as administrative agent. The Debt Commitment Letter provides that, subject to the conditions set forth therein, JPMCB will commit to provide an aggregate principal amount of $1.8 billion under (i) a five-year senior secured term loan facility in the amount of $650,000,000 (the “Term A Facility”), (ii) a seven-year senior secured term loan facility in the amount of $800,000,000 (the “Term B Facility” and, together with the Term A Facility, the “Term Facilities”) and (iii) a five-year senior secured revolving credit facility in the amount of $350,000,000 (the “Revolving Facility,” and, together with the Term A Facility and Term B Facility, the “Credit Facilities”). Borrowings under the Term Facilities will be used to finance the cash portion of the aggregate Merger

Consideration and payment of related fees and expenses. Borrowings under the Revolving Facility may be used for general corporate purposes, including the financing of the cash portion of the aggregate Merger Consideration and other permitted acquisitions and payment of related fees and expenses. All obligations of SXC with respect to the Credit Facilities will be guaranteed by certain of its material direct and indirect subsidiaries, including US Corp. SXC will pay certain customary fees and expenses in connection with obtaining the Credit Facilities, including an underwriting fee, which was paid by SXC following execution of the Debt Commitment Letter. JPMorgan is providing certain advisory and other services to SXC in connection with the Merger and related financing.

The foregoing summary of the Debt Commitment Letter and the transactions contemplated thereby contained in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Debt Commitment Letter, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2012, and in connection with the Merger, a number of SXC officers, including Mark Thierer, Chairman and Chief Executive Officer, Jeffrey Park, Executive Vice President, Finance and Chief Financial Officer, John Romza, Executive Vice President, Research and Innovation, Joel Saban, Executive Vice President, Pharmacy Operations, and Clifford Berman, Senior Vice President and General Counsel, each entered into a letter agreement with US Corp., pursuant to which such officer acknowledged and agreed that the Merger, including any actions taken in respect thereof or in connection therewith, will not be deemed to constitute a “Change of Control” for purposes of such officer’s employment agreement with US Corp. See the section captioned “Executive Compensation–Potential Payments upon Termination or Change of Control” of SXC’s definitive proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 2, 2012, for additional information regarding change of control severance benefits payable to executive officers of SXC.

Item 8.01.	Other Events.

On April 17, 2012, and concurrent with the execution of the Merger Agreement, SXC entered into a stock sale forbearance agreement with David T. Blair, Chairman and Chief Executive Officer, pursuant to which Mr. Blair agreed that, without the prior written consent of SXC, he will not directly or indirectly, (i) offer, sell, grant any option to purchase, contract to sell, pledge, make any short sale or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition by Mr. Blair or any affiliate of Mr. Blair of) any shares of SXC Common Stock that Mr. Blair receives in connection with the Merger (including, without limitation, shares of SXC Common Stock that may be issued upon the exercise of any options) or securities convertible into or exercisable for SXC Common Stock, or (ii) enter into any hedging or other transaction that is designed or which reasonably could be expected to lead to or result in a sale or disposition of shares of SXC Common Stock received by Mr. Blair in connection with the Merger, in each case for a period of six months beginning as of the Effective Time. The foregoing restrictions do not apply to (A) certain transfers to family members or entities created for the benefit of Mr. Blair or his family members, (B) transfers by will or the laws of descent, (C) the withholding or transfer of SXC Common Stock (and any subsequent sale thereof) which are withheld in satisfaction of withholding tax obligations, or (D) any sale of SXC Common Stock to satisfy tax obligations (whether estimated payments or otherwise) arising as a result of the Merger.

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SXC Forward-Looking Statements

Certain statements included in this communication, including those that express management’s expectations or estimates of SXC’s or the combined company’s future performance, constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. SXC cautions that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause SXC’s actual financial results, performance, or achievements to be materially different from SXC’s estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, SXC’s ability to achieve increased market acceptance for SXC’s product offerings and penetrate new markets; consolidation in the healthcare industry; the existence of undetected errors or similar problems in SXC’s software products; SXC’s ability to identify and complete acquisitions, manage SXC’s growth and integrate acquisitions; SXC’s ability to compete successfully; potential liability for the use of incorrect or incomplete data; the length of the sales cycle for SXC’s healthcare software solutions; interruption of SXC’s operations due to outside sources; SXC’s dependence on key customers; maintaining SXC’s intellectual property rights and litigation involving intellectual property rights; SXC’s ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; breach of SXC’s security by third parties; SXC’s dependence on the expertise of SXC’s key personnel; SXC’s access to sufficient capital to fund SXC’s future requirements; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of SXC’s forward-looking statements. Other factors that should be considered are discussed from time to time in SXC’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SXC’s 2011 Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward- looking statements. All subsequent written and oral forward-looking statements attributable to SXC or persons acting on SXC’s behalf are expressly qualified in their entirety by this cautionary statement. SXC disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Certain of the assumptions made in preparing forward-looking information and management’s expectations include: maintenance of SXC’s existing customers and contracts, SXC’s ability to market SXC’s products successfully to anticipated customers, the impact of increasing competition, the growth of prescription drug utilization rates at predicted levels, the retention of SXC’s key personnel, SXC’s customers continuing to process transactions at historical levels, that SXC’s systems will not be interrupted for any significant period of time, that SXC’s products will perform free of major errors, SXC’s ability to obtain financing on acceptable terms and that there will be no significant changes in the regulation of SXC’s business.

Transaction Forward-Looking Statements

In addition, numerous factors could cause actual results with respect to the proposed transaction to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the SXC and Catalyst businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; the failure of shareholders of SXC or Catalyst to approve the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and the ability to obtain the financing contemplated to fund a portion of the consideration to be paid in the proposed transaction and the terms of such financing.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Catalyst and SXC. The proposed transaction will be submitted to the shareholders of Catalyst and the shareholders of SXC for their consideration. In connection therewith, the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus that will be mailed to shareholders. Such documents, however, are not currently available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CATALYST AND/OR SXC ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Catalyst and SXC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SXC will be available free of charge on SXC’s website at www.sxc.com under the heading “Investor Information” or by contacting SXC’s Investor Relations Department at 630-577-3100. Copies of the documents filed with the SEC by Catalyst will be available free of charge on Catalyst’s website at www.catalysthealthsolutions.com under the heading “Investor Information” or by contacting Catalyst’s Investor Relations Department at 301-548-2900.

SXC, Catalyst and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SXC is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 2, 2012. Information about the directors and executive officers of Catalyst is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on April 28, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(a)—(c) Not applicable.

(d)         Exhibits:

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 17, 2012, by and among SXC Health Solutions Corp., SXC Health Solutions, Inc., Catamaran I Corp., Catamaran II LLC and Catalyst Health Solutions, Inc.

10.1	Debt Commitment Letter, dated as of April 17, 2012, by and among SXC Health Solutions Corp., J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SXC HEALTH SOLUTIONS CORP.

Dated: April 20, 2012	By:	/s/ Jeffrey Park
		Name:	Jeffrey Park
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 17, 2012, by and among SXC Health Solutions Corp., SXC Health Solutions, Inc., Catamaran I Corp., Catamaran II LLC and Catalyst Health Solutions, Inc.

10.1	Debt Commitment Letter, dated as of April 17, 2012, by and among SXC Health Solutions Corp., J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A.